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                                                                    EXHIBIT 99.1


COMPUTER NETWORK TECHNOLOGY CORPORATION CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

Each of the undersigned, Thomas G. Hudson and Gregory T. Barnum, the Chief Executive Officer and the Chief Financial Officer, respectively, of Computer Network Technology Corporation (the "Company"), individually and not jointly has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2003 (the "Report").

Each of the undersigned hereby certifies that:

- the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

- the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 12th day of June, 2003.

                                            /s/ Thomas G. Hudson
                                            -----------------------------
                                            Thomas G. Hudson
                                            Chief Executive Officer

                                            /s/ Gregory T. Barnum
                                            -----------------------------
                                            Gregory T. Barnum
                                            Chief Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO COMPUTER NETWORK TECHNOLOGY CORPORATION AND WILL BE RETAINED BY COMPUTER NETWORK TECHNOLOGY CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON ITS WRITTEN REQUEST.




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